Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
May, 1998

Scheduled Maturity                                      9/15/98


Coupon                                                  5.9875%


Excess Protection Level
   3 Month Average  8.08%
     May, 1998  8.58%
     April, 1998  7.14%
     March, 1998  8.52%



Cash Yield                                              23.27%


Investor Charge Offs                                    6.50%


Base Rate                                               8.19%


Over 35 Day Delinquency                                 5.61%


Seller's Interest                                       26.35%


Total Payment Rate                                      11.03%


Total Principal Balance                                $4,842,601,493.71


Investor Participation Amount                          $250,000,000.00


Seller Participation Amount                            $1,275,934,827.08